UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: October 26, 2006)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                   1-11871                 11-3312952
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        (State or other              (Commission            (I.R.S. Employer
          jurisdiction               File Number)          Identification No.)
       of incorporation)

150 East 58th Street, Suite 3238                                    10155
New York, New York
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                October 31, 2006



Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 26, 2006, Mr. James M. DeAngelis submitted a letter of resignation as Chief Financial Officer, Chief Administration Officer and Treasurer of Commodore Applied Technologies, Inc., (the "Company") effective as of December 31, 2006. Mr. DeAngelis will continue to serve the company as a Director and as Senior Vice President, Strategic Development for the Company in 2007, primarily focused on the investor relations programs for the Company.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  October 31, 2006                      By:      /s/ James M. DeAngelis
                                                      --------------------------
                                                      James M. DeAngelis
                                                      Senior Vice President and
                                                      Chief Financial Officer